                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 13, 2001
                                                 -----------------------


                          MICROSTRATEGY INCORPORATED
                          --------------------------
              (Exact Name of Registrant as Specified in Charter)

Delaware                            0-24435                     51-0323571
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(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)              Identification No.)


8000 Towers Crescent Drive, Vienna, Virginia                       22182
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(Address of Principal Executive Offices)                         (Zip Code)
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Registrant's telephone number, including area code:   (703) 848-8600
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     (Former Name or Former Address, if Changed since Last Report)
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Item 5.  Other Events.

     On February 13, 2001, MicroStrategy Incorporated (the "Company") and
MicroStrategy Services Corporation (the "Borrower"), a wholly-owned subsidiary of the Company, entered into a $30 million credit facility with Foothill Capital
Corporation ("Foothill"). The credit facility consists of a term loan and a revolving line of credit against the receivables of the Borrower and MicroStrategy Canada Incorporated. The credit facility is guaranteed by the Company and certain of its other subsidiaries (the "Guarantors") and is secured by substantially all of the Guarantors' assets. The terms of the credit facility, guaranty and security interest are more fully set forth in the Loan and Security Agreement, the General Continuing Guaranty and the Security
Agreement attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

     In addition, Foothill has been issued a Warrant to purchase 50,000 shares of the Company's Class A Common Stock at $14.825 per share, subject to adjustment as set forth therein. The Company and Foothill have entered into a Registration Rights Agreement, pursuant to which the Company has agreed to register the resale of the shares of its Class A Common Stock issued upon exercise of the Warrant under certain circumstances. Copies of the Warrant and Registration Rights Agreement have been filed with this Current Report on Form
8-K as Exhibits 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.


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
EXHIBIT    DESCRIPTION
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
10.1       Loan and Security Agreement by and among Foothill Capital
           Corporation, the Company and MicroStrategy Services Corporation,
           dated as of February 9, 2001.

10.2       General Continuing Guaranty by and among the Company, Aventine
           Incorporated, MicroStrategy Capital Corporation and MicroStrategy
           Management Corporation, dated as of February 9, 2001.

10.3       Security Agreement by and among the Company, Aventine Incorporated,
           MicroStrategy Capital Corporation, MicroStrategy Management
           Corporation and Foothill Capital Corporation, dated as of February 9,
           2001.

10.4       Warrant to Purchase Class A Common Stock of the Company, dated
           February 9, 2001, issued to Foothill Capital Corporation.

10.5       Registration Rights Agreement by and between the Company and
           Foothill Capital Corporation, dated as of February 9, 2001.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MicroStrategy Incorporated
                                              (Registrant)


                                       By: /s/ Eric F. Brown
                                          ------------------------------------
                                           Name:   Eric F. Brown
                                           Title:  President and
                                                   Chief Financial Officer

Date:  February 13, 2001